AFL-CIO HOUSING INVESTMENT TRUST Portner Flats Washington, DC

PROJECT DESCRIPTION

Portner Flats is a new construction rental project which provides 96 affordable housing units next to the Reeves Municipal Center in Washington, DC. Portner Flats replaced an existing, deteriorated, 48-unit development at the Portner Place site. The redevelopment included a seperately financed adjacent 288-unit market rate property with ground floor retail. Portner Flats’ amenities include a business center, fitness center, green roof, playground, and community garden. The project and its developers were the recipients of the Hanley Wood 2018 Affordable Housing Finance Readers’ Choice Award for Best Preservation.

HIT ROLE

The HIT provided $24 million in financing for Portner Flats through the purchase of a Ginne Mae construction and permanent loan backed by a FHA-insured Section 221(d)(4) loan in October 2015. Prudential Mortgage Capital Company underwrote both FHA insured loans. Eagle Point Management manages the property. The project’s redevelopment was carried out by Somerset Development Company and the Jonathan Rose Company.

SOCIAL IMPACT

Portner Place was a distressed 48-unit, HUD Section 8, garden style housing complex located on a 1.1 acre site. The property consisted of four garden-style apartment buildings and suffered from deferred maintenance in a rapidly gentrifying neighborhood. The redevelopment of this property doubled the number of affordable units on site and provided for the return of former residents. The redevelopment is well aligned with the District’s priorities for preserving and expanding affordable housing options in walkable, infill locations with excellent access to mass-transit. Portner Flats integrates sustainable design principles, emphasizes resident health and well-being, and includes quality resident amenities and outdoor landscaped spaces. Resident services at Portner Flats include computer training, after-school and senior programs, and job training.

The project generated approximately 208 union construction jobs.

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018